Exhibit 10.2

FORM OF LEAK-OUT AGREEMENT

THIS LEAK-OUT AGREEMENT (this “Agreement”) is made and entered into as of August __, 2020, by and among U.S. Gold Corp. (the “Parent”) and the undersigned stockholder (the “Stockholder”).

RECITALS

A. WHEREAS, Parent, Gold King Acquisition Corp., a wholly-owned subsidiary of Parent (“Merger Sub”) and Northern Panther Resources Corporation (the “Company”) are concurrently entering into an agreement and plan of merger, dated as of the date hereof (as amended from time to time, the “Merger Agreement”), pursuant to which Merger Sub shall be merged with and into Company, with Company continuing as the surviving corporation thereafter (the “Merger”) and continuing its existence as a wholly-owned subsidiary of Parent;

B. WHEREAS, the Merger was consummated simultaneously with the execution of the Merger Agreement;

C. WHEREAS, as an inducement to enter into the Merger Agreement, and as one of the conditions to the consummation of the Merger, the Stockholder has agreed to enter into this Agreement; and

D. WHEREAS, the Stockholder was a former stockholder of the Company and has received as consideration for the Merger shares of Parent Common Stock (as defined in the Merger Agreement) and/or shares of Parent Preferred Stock (as defined in the Merger Agreement), which are convertible into shares of Parent Common Stock (the Parent Common Stock received pursuant to the Merger together with any shares of Parent Common Stock that may be issued upon conversion of the Parent Preferred Stock received pursuant to the Merger, the “Merger Shares”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Merger Agreement.

2. Representations and Warranties of Stockholder. Stockholder represents and warrants to the Company:

(a) The Stockholder is a natural person, corporation, limited partnership, limited liability company, or limited company. If Stockholder is a corporation, limited partnership, limited liability company, or limited company, Stockholder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or constituted. The Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Stockholder have been duly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except to the extent such enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar legal requirements of general applicability relating to or affecting creditors’ rights and by general equitable principles.

(c) The execution and delivery of this Agreement and the performance by the Stockholder of the covenants and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which such the Stockholder is a party or by which the Stockholder (or any of his, her, or its assets) is bound.

3. Leak-Out. For so long as the Stockholder owns any Merger Shares, she, he or it will not, directly or indirectly, without the prior written consent of the Parent:

(a) sell any Merger Shares on the Nasdaq Capital Market or securities exchange or trading market where the Merger Shares are traded (the “Trading Market”) in excess of 10% of the daily trading volume for the Parent Common Stock on the Trading Market on such trading day; and

(b) otherwise sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any Merger Shares or any beneficial interest therein (collectively a “Transfer”), unless, as a precondition to such Transfer, the transferee agrees in writing to be subject to the terms of this Agreement with respect to the Merger Shares subject to the Transfer as if such transferee had been originally named as the Stockholder under this Agreement.

4. Miscellaneous Provisions.

(a) Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by the Stockholder and the Parent.

(b) Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to any applicable principles of conflicts of law thereof. The parties submit to the exclusive jurisdiction of the state and federal courts located in Las Vegas, Nevada for any action, dispute or proceeding arising out of this Agreement.

(d) Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their respective successor and permitted assigns. This Agreement and all the provisions hereof may not be assigned by the Stockholder or the Parent without the prior written consent of the other party; provided, however, this Agreement shall be binding on the transferee of any Transfer of Merger Shares.

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(e) No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(g) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(h) Specific Performance; Injunctive Relief. The Stockholder acknowledges that the Parent may be irreparably harmed and that there may be no adequate remedy at law for a breach of any of the covenants or agreements of the Stockholder set forth in this Agreement. Therefore, the Stockholder hereby agrees that, in addition to any other remedies that may be available to the Parent upon any such breach, the Parent shall have the right to seek specific performance, injunctive relief or any other remedies available to such party at law or in equity.

(i) Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a):

If to the Parent:

U.S. Gold Corp.

1910 E. Idaho Street, Suite 102-Box 604

Elko, NV 89801

Attention: Edward Karr, Chief Executive Officer

E-mail: ek@usgoldcorp.gold

If to a Stockholder:

At the address and email of the Stockholder set out

under its signature on the signature page hereof

or to such other address as the parties hereto may designate in writing to the other in accordance with this Section 4(i). Any party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by e-mail transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.

(j) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart. Transmission of an executed signature page by e-mail or other electronic means is as effective as a manually executed counterpart of this Agreement.

(k) Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Signatures on the Following Page]

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IN WITNESS WHEREOF, the parties have executed this Leak-Out Agreement as of the date first written above.

PARENT:

U.S. GOLD CORP.

By:
Name:
Title:

[Signature Page to Leak-Out Agreement]

IN WITNESS WHEREOF, the parties have executed this Leak-Out Agreement as of the date first written above.

STOCKHOLDER:

[________________]

By:
Name:
Title:
Address:

Email:

[Signature Page to Leak-Out Agreement]